Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF THAT JURISDICTION

FOR IMMEDIATE RELEASE

12 December 2022

RECOMMENDED CASH ACQUISITION

of

RPS Group plc (“RPS”)
by

Tetra Tech UK Holdings Limited (“Tetra Tech”)
a wholly-owned subsidiary of Tetra Tech, Inc.

Receipt of Regulatory Clearances

Further to the announcement of 17 November 2022, RPS and Tetra Tech are pleased to announce that the foreign investment clearances in Australia and the United Kingdom (the “Regulatory Clearances”) have now been received.

Therefore, pursuant to the agreement entered into by Tetra Tech and RPS on 17 November 2022 and following receipt of the Regulatory Clearances Tetra Tech has waived the Conditions relating to the Scheme set out at paragraphs 3.7 (i) to 3.7 (v) (inclusive) of part A of Part 3 of the Scheme Document.  As a consequence, the Scheme is expected to become effective in accordance with the timetable set out below.

Defined terms used but not defined in this announcement have the meanings set out in the scheme document sent to RPS Shareholders dated 11 October 2022 (the “Scheme Document”). All references to times in this announcement are to London time, unless otherwise stated.

Expected timetable

RPS, Tetra Tech and Tetra Tech, Inc. expect that, subject to the satisfaction (or, where applicable, waiver) of the Conditions, the timetable to Completion will be as follows:

Event	Time and/or date(1)
Court Hearing to seek sanction of the Scheme	19 January 2023(2)
Last day of dealings in, and for registration of transfers of, and disablement in CREST of, RPS Shares	20 January 2023
Scheme Record Time	6.00 p.m. on 20 January 2023
Disablement of CREST in respect of RPS Shares	6.00 p.m. on 20 January 2023
Suspension of listing of, and dealings in, RPS Shares	by 7.30 a.m. on 23 January 2023
Effective Date of Scheme(3)	23 January 2023
Cancellation of listing and admission to trading of RPS Shares	7.30 a.m. on 24 January 2023
Latest date for despatch of cheques and crediting of CREST accounts and processing electronic transfers for cash consideration due under the Scheme	Within 14 days of the Effective Date
Long-stop Date	9 August 2023(3)

Notes

(1) The dates and times given are indicative only, are based on current expectations, are subject to change and will depend, among other things, on the date on which the Court Order sanctioning the Scheme is delivered to the Registrar of Companies. References to times are to London, United Kingdom time unless otherwise stated. If any of the times and/or dates above change, the revised times and/or dates will be notified to RPS Shareholders by announcement through a Regulatory Information Service and, if required by the Takeover Panel, notice of the change(s) will be sent to RPS Shareholders and other persons with information rights. Participants in the RPS Share Plans will be contacted separately to inform them of the effect of the Scheme on their rights under the RPS Share Plans.

(2) Tetra Tech, Tetra Tech, Inc. and RPS may agree a later date, with the consent of the Takeover Panel and, if required, which the Court may allow.

(3) This is the last date on which the Scheme may become Effective unless Tetra Tech and RPS, with the consent of the Takeover Panel and, if required, the approval of the Court, agree a later date.

Enquiries:

RPS

John Douglas, Chief Executive Officer Judith Cottrell, Group Finance Director	+44 1235 863 206

Gleacher Shacklock (Lead Financial Adviser to RPS)

Tim Shacklock James Dawson Tom Quinn	+44 20 7484 1150

AEC Advisors (Financial Adviser to RPS) Andrej Avelini	+ 917 763 0393

Tetra Tech

Jim Wu, Investor Relations	+ 1 626 470 2844

BofA Securities (Financial Adviser to Tetra Tech, Inc. and Tetra Tech)

Edward Peel Geoff Iles Tom Brown	+44 20 7628 1000

DLA Piper UK LLP is retained as legal adviser to RPS. Hogan Lovells International LLP is retained as international legal adviser to Tetra Tech, Inc. and Tetra Tech.

Important Notices

Gleacher Shacklock LLP (“Gleacher Shacklock”), which is authorised and regulated in the United Kingdom by the Financial Conduct Authority, is acting exclusively as financial adviser to RPS and no one else in connection with the Acquisition and will not be responsible to anyone other than RPS for providing the protections afforded to clients of Gleacher Shacklock nor for providing advice in connection with the Acquisition or any matter referred to herein.

AEC Advisors LLC (“AEC Advisors”), which provides M&A advice under an exemption from registration issued by the United States Securities and Exchange Commission (“SEC”), is acting exclusively as financial adviser to RPS and no one else in connection with the Acquisition and shall not be responsible to anyone other than RPS for providing the protections afforded to clients of AEC Advisors nor for providing advice in connection with the Acquisition or any matter referred to herein. No representation or warranty, express or implied, is made by AEC Advisors as to the contents of this announcement.

Merrill Lynch International (“BofA Securities”), a subsidiary of Bank of America Corporation, which is authorised by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, is acting exclusively for Tetra Tech, Inc. and Tetra Tech in connection with the matters set out in this Announcement and for no one else and will not be responsible to anyone other than Tetra Tech, Inc. and Tetra Tech for providing the protections afforded to its clients or for providing advice in relation to the subject matter of this Announcement or any other matters referred to in this Announcement. Neither BofA Securities, nor any of its affiliates, owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of BofA Securities in connection with this Announcement, any statement contained herein or otherwise.

Further Information

This announcement is for information purposes only and is not intended to and does not constitute an offer to sell or an invitation to purchase any securities or the solicitation of an offer to buy any securities, pursuant to the Acquisition or otherwise.

Overseas Shareholders

This announcement has been prepared in accordance with and for the purpose of complying with English law, the Takeover Code, the Market Abuse Regulation, the Disclosure Guidance and Transparency Rules and the Listing Rules and information disclosed may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside England and Wales.

The release, publication or distribution of this announcement in or into certain jurisdictions other than the United Kingdom may be restricted by law. Persons who are not resident in the United Kingdom or who are subject to other jurisdictions should inform themselves of, and observe, any applicable requirements. Any failure to comply with the applicable restrictions may constitute a violation of the securities laws of any jurisdiction other than the United Kingdom. To the fullest extent permitted by applicable law, the companies and persons involved in the Acquisition disclaim any responsibility or liability for the violation of such restrictions by any person. This announcement does not constitute an offer or invitation to purchase or subscribe for any securities or a solicitation of an offer to buy any securities pursuant to this announcement or otherwise in any jurisdiction in which such offer or solicitation is unlawful.

Unless otherwise determined by Tetra Tech or Tetra Tech, Inc., or required by the Takeover Code, and permitted by applicable law and regulation, the Acquisition will not be made available, directly or indirectly, in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction and no person may vote in favour of the Acquisition by any such use, means, instrumentality or form (including, without limitation, facsimile, email or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or any facility of a national, state or other securities exchange of, any Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this announcement and all documents relating to the Acquisition are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction, and persons receiving this announcement and all documents relating to the Acquisition (including custodians, nominees and trustees) must not mail or otherwise distribute or send them in, into or from such jurisdictions where to do so would violate the laws in that jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Acquisition disclaim any responsibility or liability for the violation of such restrictions by any person. If the Acquisition is implemented (with the consent of the Takeover Panel) by way of a Takeover Offer (unless otherwise permitted by applicable law and regulation), the Takeover Offer may not be made, directly or indirectly, in or into, or by the use of mails or any means or instrumentality (including, but not limited to, facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or of any facility of a national, state or other securities exchange of, any Restricted Jurisdiction and the Takeover Offer may not be capable of acceptance by any such use, means, instrumentality or facilities.

The availability of the Acquisition to RPS Shareholders who are not resident in the United Kingdom may be affected by the laws of the relevant jurisdictions in which they are resident. Persons who are not resident in the United Kingdom should inform themselves of, and observe, any applicable requirements. Any failure to comply with the applicable restrictions may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Acquisition disclaim any responsibility or liability for the violation of such restrictions by any person.

If any Overseas Shareholder remains in any doubt, it should consult an appropriate independent professional adviser in its relevant jurisdiction without delay. The Acquisition shall be subject to the applicable requirements of the Takeover Code, the Takeover Panel, the London Stock Exchange and the Financial Conduct Authority.

Additional information for US investors

RPS Shareholders in the United States should note that the Acquisition relates to shares of an English company and is proposed to be effected by means of a scheme of arrangement provided for under, and governed by, the laws of England and Wales. A transaction effected by means of a scheme of arrangement is not subject to the tender offer rules or the proxy solicitation rules under the United States Securities Exchange Act of 1934, as amended (the “US Exchange Act”).

Accordingly, the Acquisition is subject to the disclosure and procedural requirements applicable in the United Kingdom to schemes of arrangement which differ from the disclosure requirements of United States tender offer and proxy solicitation rules.

However, if Tetra Tech were to elect to implement the Acquisition by means of a Takeover Offer, such Takeover Offer shall be made in compliance with all applicable United States laws and regulations, including any applicable exemptions under the US Exchange Act, including Section 14(e) of the US Exchange Act and Regulation 14E thereunder. Such a takeover would be made in the United States by Tetra Tech and no one else.

In the event that the Acquisition is implemented by way of a Takeover Offer, in accordance with normal United Kingdom practice and pursuant to Rule 14e-5(b) of the US Exchange Act, Tetra Tech or its nominees, or its brokers (acting as agents), may from time to time make certain purchases of, or arrangements to purchase, shares or other securities of RPS outside the United States, other than pursuant to such Takeover Offer, during the period in which such Takeover Offer would remain open for acceptance. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. If such purchases or arrangements to purchase were to be made, they would be made outside the United States and would comply with applicable law, including United Kingdom laws and the US Exchange Act. Any such purchases by Tetra Tech or its or its nominees, or its brokers (acting as agents), will not be made at prices higher than the price of the Acquisition provided in this announcement unless the price of the Acquisition is increased accordingly. Any information about such purchases or arrangements to purchase shall be disclosed as required in the United Kingdom, shall be reported to a Regulatory Information Service and shall be available on the London Stock Exchange website at www.londonstockexchange.com.

This announcement does not constitute or form a part of any offer to sell or issue, or any solicitation of any offer to purchase, subscribe for or otherwise acquire, any securities in the United States. Neither the Acquisition nor this announcement have been approved by the SEC, any state securities commission in the United States or any other US regulatory authority, nor have such authorities approved or disapproved or passed judgment upon the fairness or the merits of the Acquisition, or determined if this announcement is adequate, accurate or complete. Any representation to the contrary is a criminal offence in the United States.

Each RPS Shareholder is urged to consult their independent professional adviser immediately regarding the tax consequences of the Acquisition applicable to them, including under applicable United States state and local, as well as overseas and other, tax laws.

Except where otherwise indicated, financial information relating to RPS and/or the RPS Group included in this announcement and the Scheme Document has been or shall have been prepared in accordance with accounting standards applicable in the United Kingdom and may not be comparable to financial information of US companies or companies whose financial statements are prepared in accordance with generally accepted accounting principles in the United States.

Tetra Tech, Inc. is incorporated under the laws of Delaware and RPS is organised under the laws of England and Wales. Some or all of the officers and directors of Tetra Tech Inc., Tetra Tech and RPS may be residents of countries other than the United States. In addition, most of the assets of RPS are located outside the United States. As a result, it may be difficult for US shareholders of RPS to effect service of process within the United States upon Tetra Tech, Inc., Tetra Tech and RPS or their respective officers or directors or to enforce against them a judgment of a US court predicated upon the federal or state securities laws of the United States.

Additional information for Canadian investors

Holders of RPS Shares resident or located in Canada should note that the Acquisition relates to shares of an English company and is proposed to be implemented by means of a scheme of arrangement provided for under the laws of England and Wales (although Tetra Tech reserves the right to implement the Acquisition by way of a Takeover Offer, subject to the Takeover Panel’s consent). A transaction implemented by means of a scheme of arrangement is not subject to the provisions of Canadian provincial securities laws applicable to take-over bids. Accordingly, the Acquisition is subject to applicable disclosure and other procedural requirements and practices applicable in the United Kingdom, which differ from those applicable to take-over bids under Canadian provincial securities laws. Except where otherwise indicated, the financial information included in this announcement and the Scheme Document has been prepared in accordance with accounting standards applicable in the United Kingdom and thus may not be comparable to financial information of Canadian companies or companies whose financial statements are prepared in accordance with generally accepted accounting principles in Canada. If the Acquisition is implemented by way of a Takeover Offer, that offer will be made in compliance with (or pursuant to available exemptions from) the applicable requirements of Canadian provincial securities laws.

The receipt of cash pursuant to the Acquisition by a Canadian holder as consideration for the transfer of its RPS Shares pursuant to the Scheme may be a taxable transaction for Canadian federal income tax purposes and under applicable Canadian provincial income tax laws, as well as foreign and other tax laws. Each RPS Shareholder is urged to consult their independent professional adviser immediately regarding the tax consequences of the Acquisition applicable to them.

RPS is located in a country other than Canada, and some or all of its officers and directors may be residents of a country other than Canada. It may be difficult for Canadian holders of RPS Shares to enforce judgments obtained in Canada against any person that is incorporated, continued or otherwise organised under the laws of a foreign jurisdiction or resides outside Canada, even if the party has appointed an agent for service of process.

Cautionary note regarding forward-looking statements

This announcement (including information incorporated by reference in this announcement), oral statements made regarding the Acquisition, and other information published by RPS, Tetra Tech or any member of the Wider Tetra Tech Group or Wider RPS Group contains statements which are, or may be deemed to be, “forward-looking statements” under applicable securities laws. Such forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and on numerous assumptions regarding the business strategies and the environment in which RPS, Tetra Tech, any member of the Wider Tetra Tech Group, the Wider RPS Group or the Enlarged Group shall operate in the future and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements.

The forward-looking statements contained in this announcement relate to future events, including RPS, Tetra Tech, any member of the Wider Tetra Tech Group, the Wider RPS Group or the Enlarged Group’s future prospects, developments and business strategies, the expected timing and scope of the Acquisition, certain plans and objectives of the boards of directors of RPS, Tetra Tech, any member of the Wider Tetra Tech Group or Wider RPS Group, expectations regarding whether the Acquisition will be completed, including whether any conditions to Completion will be satisfied, and the anticipated timing for Completion, the expected effects of the Acquisition on RPS, Tetra Tech, any member of the Wider Tetra Tech Group or Wider RPS Group; as well as the financial condition, results of operations and businesses of Tetra Tech, any member of the Wider Tetra Tech Group, RPS or the Wider RPS Group following the implementation of the Acquisition, and other statements other than historical facts. These include statements relating to the following: (i) future capital expenditures, expenses, revenues, earnings, economic performance, synergies, indebtedness, financial condition, dividend policy, losses and future prospects of RPS, Tetra Tech, the Wider Tetra Tech Group, the Wider RPS Group and/or the Enlarged Group; (ii) business and management strategies and the expansion and growth of RPS’, Tetra Tech’s, any member of the Wider Tetra Tech Group’s, the Wider RPS Group’s and/or the Enlarged Group’s operations, benefits and potential synergies resulting from the Acquisition; (iii) expectations regarding the integration of the Wider RPS Group and timing thereof; (iv) expectations regarding anticipated cost savings, operating efficiencies and operational, competitive and cost synergies, and the manner of achieving such synergies; and (v) the effects of global economic conditions and governmental regulation on RPS’, Tetra Tech’s, any member of the Wider Tetra Tech Group’s, the Wider RPS Group’s or the Enlarged Group’s businesses. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes”, “estimates”, “will look to”, “would look to”, “plans”, “prepares”, “anticipates”, “expects”, “is expected to”, “is subject to”, “budget”, “scheduled”, “forecasts”, “synergy”, “strategy”, “goal”, “cost-saving”, “projects”, “intends”, “may”, “will”, “shall” or “should” or their negatives or other variations or comparable terminology. Such forward-looking statements reflect current beliefs of management of RPS or Tetra Tech, as applicable, and are based on certain factors and assumptions, which by their nature are subject to inherent risks and uncertainties. While RPS and Tetra Tech consider these factors and assumptions to be reasonable based on information available as at the date hereof, actual events or results could differ materially from the results, predictions, forecasts, conclusions, or projections expressed or implied in the forward-looking statements.

By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that shall occur in the future. These events and circumstances include changes in, and assumptions about, the global, political, economic, business, competitive, market and regulatory forces and conditions, future exchange and interest rates, changes in tax rates, future business combinations or disposals, any epidemic, pandemic or disease outbreak, the satisfaction of the conditions to Completion on the proposed terms and schedule, the state of the global economy and the economies of the regions in which RPS, Tetra Tech, the Wider Tetra Tech Group and/or the Wider RPS Group operate, the state of and access to global and local capital and credit markets, the availability of borrowings to be drawn down under, and the utilisation of, various elements and components of Tetra Tech’s financing plan in accordance with their respective terms; the sufficiency of Tetra Tech’s, the Wider Tetra Tech Group’s or the Wider RPS Group’s liquidity and working capital requirements for the foreseeable future; the ability of the Tetra Tech Group and the Wider RPS Group to successfully integrate their respective businesses, processes, systems and operations and retain key employees, the Enlarged Group’s ability to make acquisitions and its ability to integrate or manage such acquired businesses, and the anticipated impacts of the COVID-19 pandemic and the Russia-Ukraine war on RPS’, Tetra Tech’s, the Wider Tetra Tech Group’s, the Wider RPS Group’s or the Enlarged Group’s businesses, operating results, cash flows and/or financial condition, including the effect of measures implemented as a result of the COVID-19 pandemic and the Russia-Ukraine war and, as relates to Tetra Tech specifically, risks, uncertainties and assumptions relating to the potential failure to realise anticipated benefits from the Acquisition, currency exchange risk and foreign currency exposure related to the purchase price of the Acquisition, the absence of deal protection mechanisms under the Acquisition, Tetra Tech’s reliance upon information provided by RPS in connection with the Acquisition and publicly available information, risks associated with historical and pro forma financial information, potential undisclosed costs or liabilities associated with the Acquisition, Tetra Tech or RPS being adversely impacted during the pendency of the Acquisition, and change of control and other similar provisions and fees; Tetra Tech’s ability to retain and attract new business, achieve synergies and maintain market position arising from successful integration plans relating to the Acquisition, Tetra Tech’s ability to otherwise complete the integration of RPS within anticipated time periods and at expected cost levels, Tetra Tech’s ability to attract and retain key employees in connection with the Acquisition, management’s estimates and expectations in relation to future economic and business conditions and other factors in relation to the Acquisition and resulting impact on growth and accretion in various financial metrics, the realisation of the expected strategic, financial and other benefits of the Acquisition in the timeframe anticipated, the accuracy and completeness of public and other disclosure (including financial disclosure) by RPS If any one or more of these risks or uncertainties materialises or if any one or more of the assumptions prove incorrect, actual results may differ materially from those expected, estimated or projected. Accordingly, Tetra Tech and RPS can give no assurance that such expectations, estimations or projections will prove to be correct and such forward-looking statements should therefore be construed in the light of such factors. Tetra Tech and RPS caution that the foregoing list of risk factors is not exhaustive. Neither RPS nor any of Tetra Tech or any member of the Wider Tetra Tech Group or the Wider RPS Group, nor any of their respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this announcement shall actually occur or that actual results will be consistent with forward-looking statements. Given these risks and uncertainties, readers should not place any reliance on forward-looking statements.

Specifically, statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties and contingencies. As a result, the cost savings and synergies referred to may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. Due to the scale of the Enlarged Group, there may be additional changes to the Enlarged Group’s operations. As a result, and given the fact that the changes relate to the future, the resulting cost synergies may be materially greater or less than those estimated.

The forward-looking statements speak only at the date of this announcement. All subsequent oral or written forward-looking statements attributable to any member of the Tetra Tech Group or RPS Group, or any of their respective associates, directors, officers, employees or advisers, are expressly qualified in their entirety by the cautionary statement above.

Tetra Tech and RPS expressly disclaim any obligation to update such statements other than as required by law or by the rules of any competent regulatory authority, whether as a result of new information, future events or otherwise.

No profit forecasts or estimates

No statement in this announcement is intended as a profit forecast or estimate for any period and no statement in this announcement should be interpreted to mean that earnings or earnings per ordinary share for Tetra Tech or RPS, as appropriate, for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per ordinary share for Tetra Tech or RPS, as appropriate.

Disclosure requirements of the Takeover Code

Under Rule 8.3(a) of the Takeover Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of: (i) the offeree company; and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th Business Day following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th Business Day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Takeover Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of: (i) the offeree company; and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the Business Day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror, and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Takeover Panel’s Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.

Electronic communications

Please be aware that addresses, electronic addresses and certain information provided by RPS Shareholders, persons with information rights and other relevant persons for the receipt of communications from RPS may be provided to Tetra Tech or Tetra Tech, Inc. during the Offer Period as required under Section 4 of Appendix 4 of the Takeover Code.

Publication on website and availability of hard copies

In accordance with Rule 26.1 of the Takeover Code, a copy of this announcement will be made available (subject to certain restrictions relating to persons resident in Restricted Jurisdictions) on Tetra Tech, Inc.’s and RPS’ websites at https://www.tetratech.com/investor-offer and https://www.rpsgroup.com/tetra-tech-offer, respectively, by no later than 12 noon (London time) on the Business Day following the date of this announcement. For the avoidance of doubt, the contents of these websites are not incorporated into and do not form part of this announcement.

In accordance with Rule 30.3 of the Takeover Code, RPS Shareholders, persons with information rights and participants in the RPS Share Plans may request a hard copy of this announcement (and any information incorporated in this announcement by reference to another source) free of charge: (i) by telephoning Equiniti on +44 (0)345 504 9911; or (ii) by submitting a request in writing to Equiniti Limited, Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA, United Kingdom. Calls are charged at the standard geographic rate and will vary by provider. Calls outside the United Kingdom will be charged at the applicable international rate. Lines will be open between 8.30 a.m. to 5.30 p.m. Monday to Friday excluding public holidays in England and Wales. Different charges may apply to calls from mobile telephones. For persons who receive a copy of this announcement in electronic form or via a website notification, a hard copy of this announcement and any such information incorporated in it by reference to another source will not be sent unless so requested. In accordance with Rule 30.3 of the Takeover Code, a person so entitled may also request that all future documents, announcements and information to be sent to them in relation to the Acquisition be sent to them in hard copy form.

If you are in any doubt about the contents of this announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor or independent financial adviser duly authorised under the Financial Services and Markets Act 2000 (as amended) if you are resident in the United Kingdom or, if not, from another appropriate authorised independent financial adviser.

Rounding

Certain figures included in this announcement have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of figures that precede them.